Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K Mid Cap Fund

(formerly AMG Managers Cadence Mid Cap Fund)

Supplement dated March 5, 2021 to the Summary Prospectus,

dated October 1, 2020, as supplemented October 8, 2020

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated and supplemented as noted above.

At a meeting held on October 8, 2020, the Trust’s Board of Trustees approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadviser to the Fund to replace Cadence Capital Management LLC and the reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Acquiring Fund”) (the “Reorganization”), subject in each case to the approval of shareholders of the Fund. At a meeting held on March 5, 2021, shareholders of the Fund approved a new subadvisory agreement between AMG Funds LLC and GW&K (the “New Subadvisory Agreement”) and the Reorganization. The New Subadvisory Agreement took effect on March 5, 2021. Pursuant to the Reorganization, the assets and liabilities of the Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Fund will become shareholders of the Acquiring Fund. The Reorganization is expected to close on or about March 8, 2021. In anticipation of the Reorganization, generally the last day for purchases and exchanges into the Fund will be at the close of business on March 5, 2021.

Effective immediately, the Summary Prospectus is amended as follows:

The section titled “Portfolio Management – Subadviser” on page 3 is deleted and replaced with the following:

Subadviser

GW&K Investment Management, LLC